EXHIBIT 10.14

                   ALLONGE TO PROMISSORY NOTE TO MARC CABIANCA
                             DATED DECEMBER 18, 2005

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                           ALLONGE TO PROMISSORY NOTE

US$25,000.00                                                   DECEMBER 18, 2005
                                                     VANCOUVER, BRITISH COLUMBIA


         This Allonge is made this 18th day of December, 2005, to that certain promissory note dated December 18, 2003 (the "Original Note") made by BRINX RESOURCES LTD. ("Maker") in favor of MARC CABIANCA ("Lender").

         WHEREAS, Maker executed and delivered to Lender the Original Note in the original principal amount of US$25,000 due and owing as of December 18, 2005.

         WHEREAS, US$22,000.00 of the principal amount of the Original Note remains unpaid as of the date hereof.

         NOW, THEREFORE, for good and valuable consideration the parties hereto agree as follows:

         (i) The Original Note is hereby amended by deleting all references to "December 18, 2005" and by inserting in lieu thereof "December 18, 2006".

         (ii) Except as expressly amended hereby, the Original Note shall remain unamended and in full force and effect.

         This Allonge to Promissory Note is made effective as of the 18th day of December, 2005.

"MAKER"

BRINX RESOURCES LTD.


By:
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         Leroy Halterman, President


"LENDER"


     ---------------------------------------
       Marc Cabianca